EXHIBIT 99.7
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-9,
                   Asset-Backed Certificates, Series 2005-9


Attached are historical prepay charts for previous GSAA deals with hybrid collateral.

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

                                 Lifetime CPR


                                [CHART OMITTED]


                                   Deal Age

GSAA Home Equity Trust 2004-4 Pool Total      GSAA Home Equity Trust 2004-6 Pool Total

GSAA Home Equity Trust 2004-8 Pool Total      GSAA Home Equity Trust 2004-11 Pool Total

                                 6 Month CPR


                                [CHART OMITTED]


                                   Deal Age

GSAA Home Equity Trust 2004-4 Pool Total      GSAA Home Equity Trust 2004-6 Pool Total

GSAA Home Equity Trust 2004-8 Pool Total      GSAA Home Equity Trust 2004-11 Pool Total

                                 3 Month CPR


                                [CHART OMITTED]


                                   Deal Age

GSAA Home Equity Trust 2004-4 Pool Total      GSAA Home Equity Trust 2004-6 Pool Total

GSAA Home Equity Trust 2004-8 Pool Total      GSAA Home Equity Trust 2004-11 Pool Total

                                 1 Month CPR


                                [CHART OMITTED]


                                   Deal Age

GSAA Home Equity Trust 2004-4 Pool Total      GSAA Home Equity Trust 2004-6 Pool Total

GSAA Home Equity Trust 2004-8 Pool Total      GSAA Home Equity Trust 2004-11 Pool Total

AltA floating rate deals

         CPR (Actual)
                              GSAA Home Equity Trust 2004-4 Pool Total  GSAA Home Equity Trust 2004-6 Pool Total
                           0                                       --                                         --
                           1                                   20.37%                                     12.81%
                           2                                   21.66%                                     22.99%
                           3                                   27.96%                                     18.28%
                           4                                   24.24%                                     36.48%
                           5                                   26.52%                                     28.72%
                           6                                   32.78%                                     35.15%
                           7                                   37.57%                                     28.70%
                           8                                   33.57%                                     23.39%
                           9                                   34.28%                                     47.69%
                          10                                   54.37%                                     29.38%
                          11                                   52.72%                                     44.99%
                          12                                   36.92%



         CPR (Actual)
                              GSAA Home Equity Trust 2004-8 Pool Total   GSAA Home Equity Trust 2004-11 Pool Total
                           0                                      --                                             --
                           1                                  16.47%                                         20.26%
                           2                                  21.39%                                         19.13%
                           3                                  28.26%                                         22.72%
                           4                                  36.18%                                         26.27%
                           5                                  26.03%                                         33.56%
                           6                                  26.74%                                         39.51%
                           7                                  44.71%
                           8                                  41.53%
                           9                                  45.74%
                          10
                          11
                          12





 3 Month Average CPR (Actual)
                      Period  GSAA Home Equity Trust 2004-4 Pool Total  GSAA Home Equity Trust 2004-6 Pool Total
                           0
                           1
                           2
                           3                                   23.33%                                     18.03%
                           4                                   24.62%                                     25.92%
                           5                                   26.24%                                     27.83%
                           6                                   27.85%                                     33.45%
                           7                                   32.29%                                     30.86%
                           8                                   34.64%                                     29.08%
                           9                                   35.14%                                     33.26%
                          10                                   40.74%                                     33.49%
                          11                                   47.12%                                     40.69%
                          12                                   48.00%




 3 Month Average CPR (Actual)
                      Period   GSAA Home Equity Trust 2004-8 Pool Total   GSAA Home Equity Trust 2004-11 Pool Total
                           0
                           1
                           2
                           3                                   22.04%                                         20.70%
                           4                                   28.61%                                         22.71%
                           5                                   30.16%                                         27.52%
                           6                                   29.65%                                         33.11%
                           7                                   32.49%
                           8                                   37.66%
                           9                                   44.00%
                          10
                          11
                          12



 6 Month Average CPR (Actual)
                      Period  GSAA Home Equity Trust 2004-4 Pool Total  GSAA Home Equity Trust 2004-6 Pool Total
                           0
                           1
                           2
                           3
                           4
                           5
                           6                                   25.59%                                     25.74%
                           7                                   28.46%                                     28.39%
                           8                                   30.44%                                     28.45%
                           9                                   31.49%                                     33.35%
                          10                                   36.52%                                     32.17%
                          11                                   40.88%                                     34.88%
                          12                                   41.57%




 6 Month Average CPR (Actual)
                      Period  GSAA Home Equity Trust 2004-8 Pool Total   GSAA Home Equity Trust 2004-11 Pool Total
                           0
                           1
                           2
                           3
                           4
                           5
                           6                                  25.85%                                         26.91%
                           7                                  30.55%
                           8                                  33.91%
                           9                                  36.82%
                          10
                          11
                          12




Lifetime Average CPR (Actual)
                              GSAA Home Equity Trust 2004-4 Pool Total  GSAA Home Equity Trust 2004-6 Pool Total
                           1                                   20.37%                                     12.81%
                           2                                   21.02%                                     17.90%
                           3                                   23.33%                                     18.03%
                           4                                   23.56%                                     22.64%
                           5                                   24.15%                                     23.86%
                           6                                   25.59%                                     25.74%
                           7                                   27.30%                                     26.16%
                           8                                   28.08%                                     25.81%
                           9                                   28.77%                                     28.25%
                          10                                   31.33%                                     28.36%
                          11                                   33.28%                                     29.87%
                          12                                   33.58%



Lifetime Average CPR (Actual)
                              GSAA Home Equity Trust 2004-8 Pool Total   GSAA Home Equity Trust 2004-11 Pool Total
                           1                                  16.47%                                         20.26%
                           2                                  18.93%                                         19.70%
                           3                                  22.04%                                         20.70%
                           4                                  25.58%                                         22.09%
                           5                                  25.67%                                         24.39%
                           6                                  25.85%                                         26.91%
                           7                                  28.54%
                           8                                  30.17%
                           9                                  31.90%
                          10
                          11
                          12




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